UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE

SECURITIES EXCHANGE ACT OF 1934

December 6, 2005

Date of report (Date of earliest event reported)

Archipelago Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-32274	86-1075595
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification No.)

100 South Wacker Drive, Suite 1800, Chicago, IL 60606

(Address of Principal Executive Offices)

(312) 960-1696

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒    Written Communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. 13e-4(c))

Item 8.01               OTHER EVENTS.

On December 6, 2005, Archipelago Holdings, Inc. issued a press release announcing the results of its special meeting of stockholders held on December 6, 2005. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Forward-Looking Statements

Certain statements in this filing may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on Archipelago’s current expectations and involve risks and uncertainties that could cause Archipelago’s actual results to differ materially from those set forth in the statements. There can be no assurance that such expectations will prove to be correct. Factors that could cause Archipelago’s results to differ materially from current expectations include: general economic and business conditions, industry trends, competitive conditions, regulatory developments as well as other risks or factors identified in the Company’s filings with the Securities Exchange Commission, including its Report on Form 10-K for the fiscal year ending December 31, 2004 which is available on the Company’s website at http://www.archipelago.com. You should not place undue reliance on forward-looking statements, which speak only as of the date of this filing. Except for any obligation to disclose material information under the Federal securities laws, Archipelago undertakes no obligation to release publicly any revisions to any forward-looking statements to reflect events or circumstances after the date of this filing.

Important Merger Information

In connection with the proposed merger of the NYSE and Archipelago, NYSE Group has filed a registration statement on Form S-4 with the SEC containing a joint proxy statement/prospectus regarding the proposed transaction. The parties have filed other publicly available relevant documents concerning the proposed transaction with the SEC.  The SEC declared the Registration Statement effective on November 3, 2005.

NYSE MEMBERS AND ARCHIPELAGO STOCKHOLDERS ARE URGED TO READ THE FINAL JOINT PROXY STATEMENT/PROSPECTUS REGARDING THE PROPOSED TRANSACTION BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION. NYSE members and Archipelago stockholders can obtain a free copy of the final joint proxy statement/prospectus, as well as other filings containing information about NYSE and Archipelago without charge, at the SEC’s website (http://www.sec.gov). Copies of the final joint proxy statement/prospectus can also be obtained, without charge, once they are filed with the SEC, by directing a request to the Office of the Corporate Secretary, NYSE, 11 Wall Street, New York 10005, 212-656-2061 or to Archipelago, Attention: Investor Relations, at 100 S. Wacker Drive, Suite 1800, Chicago, Illinois 60606 or calling (888) 514-7284.

The NYSE, Archipelago and their respective directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from Archipelago stockholders in respect of the proposed transaction. Information regarding Archipelago’s directors and executive officers is available in Archipelago’s proxy statement for its 2005 annual meeting of stockholders, dated March 31, 2005.

Additional information regarding the interests of such potential participants will be included in the joint proxy statement/prospectus and the other relevant documents filed with the SEC when they become available. This press release shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Item 9.01               FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit Number	Description

99.1	Archipelago Holdings, Inc. press release dated December 6, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 6, 2005	Archipelago Holdings, Inc.

/s/ Nelson Chai
Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Description

99.1	Archipelago Holdings, Inc. press release dated December 6, 2005.